Exhibit 77.o
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
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            Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                SVS I Balanced Portfolio
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                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                                AMERICAN GENERAL FINANCE         VERIZON NEW YORK INC      DEUTSCHE TELEKOM INT FIN
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Underwriters                        ABN, Bank of America, Banc      DBSI, JP Morgan, Morgan  BNP Paribas, DBSI, ABN Amro,
                                 One, BNP, DBSI, Fleet Boston,       Stanley, BNP, Merrill,    CSFB, HSBC, UBS, Dresdner,
                                               Mizuho, Salomon   Blaylock & Partners, Ormes                    Landesbank
                                                                                    Capital
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
Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
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Security                                  AIG 5.375%, 9/1/2009          VZ 6.875%, 4/1/2012          DT 6.625%, 7/11/2011
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Is the affiliate a manager or                       Co-Manager                          N/A                           N/A
co-manager of offering?
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Name of underwriter or dealer                          Salomon                          N/A                           N/A
from which purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                              Yes                          Yes                           Yes
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Trade date/Date of Offering                          8/22/2002                    3/25/2002                      7/3/2001
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Total dollar amount of offering                             $0                           $0                            $0
sold to QIBs
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Total dollar amount of any                        $500,000,000               $1,000,000,000             3,500,000,000 EUR
concurrent public offering
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Total                                             $500,000,000               $1,000,000,000             3,500,000,000 EUR
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Public offering price                                   $99.28                       $99.44                        $99.22
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Price paid if other than public                            N/A                          N/A                           N/A
offering price
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Underwriting spread or                                  0.225%                       0.450%                        0.325%
commission
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Rating                                                   A1/A+                        A1/A+                          A3/A
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Current yield                                            5.41%                        6.91%                         6.68%
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Total par value purchased                             $685,000                          N/A                           N/A
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$ amount of purchase                                  $680,068                          N/A                           N/A
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% of offering purchased by fund                          0.14%                          N/A                           N/A
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% of offering purchased by                               1.76%                          N/A                           N/A
associated funds
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Total                                                    1.90%                          N/A                           N/A
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




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              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                          DeAM
                                                      SVSI Balanced
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                                            ARVINMERITOR             DANA CORPORATION          SMITHFIELD FOODS INC
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Underwriters                         DBSI,Merrill Lynch, BofA,    DBAB, JP Morgan, BancofA,                     JP Morgan
                                    Banc One, Comercia, Credit   Bony, Credit Suisse, HSBC,
                                 yonnais, HSBC Securities, UBS      Salomon, BNP, Comerica,
                                                                 First Union, McDonald, TD,
                                L                                                       UBS
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Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
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Security                                  ARM 6.625%,6/15/2007            DCN 9%, 8/15/2011            SFD 8%, 10/15/2009
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Is the affiliate a manager or                          Manager                   Co-Manager                           n/a
co-manager of offering?
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Name of underwriter or dealer                    Merrill Lynch                          n/a                           n/a
from which purchased
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Firm commitment underwriting?                              yes                          yes                           yes
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Trade date/Date of Offering                          6/26/2002                     8/1/2001                    10/17/2001
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Total dollar amount of offering               $              -         $        575,000,000          $        300,000,000
sold to QIBs
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Total dollar amount of any                $        200,000,000                                           $              -
concurrent public offering
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Total                                     $        200,000,000         $        575,000,000          $        300,000,000
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Public offering price                                    99.68                       100.00                        100.00
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Price paid if other than public                            n/a                          n/a                           n/a
offering price
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Underwriting spread or                                  1.375%                       1.625%                         1.50%
commission
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Rating                                               Baa3/BBB-                     Ba1/BBB-                       Ba2/BB+
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Current yield                                            6.65%                        9.00%                         8.00%
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Total par value purchased                                                               n/a                           n/a
                                                       180,000
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$ amount of purchase                                   179,431                          n/a                           n/a
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% of offering purchased by fund                          0.09%                          n/a                           n/a
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% of offering purchased by                               4.62%                          n/a                           n/a
associated funds
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Total                                                   4.705%                          n/a                           n/a
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




--------------------------------------------------------------------------------------------------------------------------
              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                          DeAM
                                                     SVS I Balanced
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                                   WELLS FARGO FINANCIAL      JOHN DEERE CAPITAL CORP             PHELPS DODGE CORP
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Underwriters                                BNP, Salomon, DBSI     JP Morgan, Salomon, DBAB     Salomon, BancofA, Bank of
                                                                                               Tokyo, First Union, Mizuho
                                                                                                               Securities
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Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
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Security                                  WFC 4.875%,6/12/2007              DE 7%,3/15/2012             PD 8.75%,6/1/2011
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Is the affiliate a manager or                       Co-Manager                   Co-Manager                           n/a
co-manager of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                 Salomon Brothers                          n/a                           n/a
from which purchased
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Firm commitment underwriting?                              yes                          yes                           yes
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Trade date/Date of Offering                           6/5/2002                    3/15/2002                     5/24/2001
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Total dollar amount of offering
sold to QIBs                                  $              -                                           $              -
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Total dollar amount of any                $        500,000,000        $       1,500,000,000          $        625,000,000
concurrent public offering
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Total                                     $        500,000,000        $       1,500,000,000          $        625,000,000
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Public offering price                                    99.39                        99.32                         99.83
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Price paid if other than public                            n/a                          n/a                           n/a
offering price
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Underwriting spread or                                   0.35%                        0.45%                         0.65%
commission
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Rating                                                  Aa2/A+                         A3/A                     Baa3/BBB-
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Current yield                                            4.91%                        7.05%                         8.76%
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Total par value purchased                              660,000                          n/a                           n/a
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$ amount of purchase                                   655,961                          n/a                           n/a
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% of offering purchased by fund                          0.07%                          n/a                           n/a
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% of offering purchased by                               4.03%                          n/a                           n/a
associated funds
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Total                                                    4.10%                          n/a                           n/a
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




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            Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                SVS I Balanced Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                               WFS FINANCIAL OWNER TRUST        MMCA AUTOMOBILE TRUST         ANRC AUTO OWNER TRUST
--------------------------------------------------------------------------------------------------------------------------
Underwriters                         Salomon, Bank of America,    JP Morgan, DBSI, Merrill, Bank of America, First Union,
                                                    CSFB, DBSI      Morgan Stanley, Salomon            JP Morgan, Goldman
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Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                                 WESTO 3.5%, 2/20/2010     MMCA 2.88875%, 4/16/2007         ANRC 4.32%, 6/16/2008
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Is the affiliate a manager or                       Co-Manager                   Co-Manager                           N/A
co-manager of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                          Salomon                          N/A                           N/A
from which purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                              Yes                          Yes                           Yes
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           8/8/2002                    10/3/2001                      9/21/0/1
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                          $0.00                        $0.00                         $0.00
sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                        $278,125,000                 $339,400,000                      $163,000
concurrent public offering
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Total                                             $278,125,000                 $339,400,000                      $163,000
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Public offering price                                   $99.98                      $100.00                        $99.99
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Price paid if other than public                            N/A                          N/A                           N/A
offering price
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Underwriting spread or                                   2.20%                        2.45%                         2.50%
commission
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Rating                                                 Aaa/AAA                      Aaa/AAA                       Aaa/AAA
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Current yield                                            3.50%                        2.89%                         4.32%
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Total par value purchased                             $580,000                          N/A                           N/A
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$ amount of purchase                                  $579,889                          N/A                           N/A
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% of offering purchased by fund                          0.21%                          N/A                           N/A
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% of offering purchased by                               5.82%                          N/A                           N/A
associated funds
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Total                                                    6.03%                          N/A                           N/A
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




--------------------------------------------------------------------------------------------------------------------------
              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                          DeAM
                                                   SVSI Bond Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                                            ARVINMERITOR             DANA CORPORATION          SMITHFIELD FOODS INC
--------------------------------------------------------------------------------------------------------------------------
Underwriters                         DBSI,Merrill Lynch, BofA,    DBAB, JP Morgan, BancofA,                     JP Morgan
                                    Banc One, Comercia, Credit   Bony, Credit Suisse, HSBC,
                                 yonnais, HSBC Securities, UBS      Salomon, BNP, Comerica,
                                                                 First Union, McDonald, TD,
                                L                                                       UBS
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Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                                  ARM 6.625%,6/15/2007            DCN 9%, 8/15/2011            SFD 8%, 10/15/2009
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Is the affiliate a manager or                          Manager                   Co-Manager                           n/a
co-manager of offering?
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Name of underwriter or dealer
from which purchased                             Merrill Lynch                          n/a                           n/a
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                              yes                          yes                           yes
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          6/26/2002                     8/1/2001                    10/17/2001
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Total dollar amount of offering               $              -         $        575,000,000          $        300,000,000
sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                $        200,000,000                                           $              -
concurrent public offering
--------------------------------------------------------------------------------------------------------------------------
Total                                     $        200,000,000         $        575,000,000          $        300,000,000
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Public offering price                                    99.68                       100.00                        100.00
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Price paid if other than public                            n/a                          n/a                           n/a
offering price
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Underwriting spread or                                  1.375%                       1.625%                         1.50%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                               Baa3/BBB-                     Ba1/BBB-                       Ba2/BB+
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Current yield                                            6.65%                        9.00%                         8.00%
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Total par value purchased                                                               n/a                           n/a
                                                       390,000
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$ amount of purchase                                                                    n/a                           n/a
                                                       388,768
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% of offering purchased by fund                          0.20%                          n/a                           n/a
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% of offering purchased by                               4.51%                          n/a                           n/a
associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                                   4.705%                          n/a                           n/a
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




--------------------------------------------------------------------------------------------------------------------------
              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                          DeAM
                                                  SVS I Bond Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                                   WELLS FARGO FINANCIAL      JOHN DEERE CAPITAL CORP             PHELPS DODGE CORP
--------------------------------------------------------------------------------------------------------------------------
Underwriters                                BNP, Salomon, DBSI     JP Morgan, Salomon, DBAB     Salomon, BancofA, Bank of
                                                                                               Tokyo, First Union, Mizuho
                                                                                                               Securities
--------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                                  WFC 4.875%,6/12/2007              DE 7%,3/15/2012             PD 8.75%,6/1/2011
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                       Co-Manager                   Co-Manager                           n/a
co-manager of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                 Salomon Brothers                          n/a                           n/a
from which purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                              yes                          yes                           yes
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           6/5/2002                    3/15/2002                     5/24/2001
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering               $              -                                           $              -
sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                $        500,000,000        $       1,500,000,000          $        625,000,000
concurrent public offering
--------------------------------------------------------------------------------------------------------------------------
Total                                     $        500,000,000        $       1,500,000,000          $        625,000,000
--------------------------------------------------------------------------------------------------------------------------

Public offering price                                    99.39                        99.32                         99.83
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Price paid if other than public                            n/a                          n/a                           n/a
offering price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                   0.35%                        0.45%                         0.65%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                                  Aa2/A+                         A3/A                     Baa3/BBB-
--------------------------------------------------------------------------------------------------------------------------
Current yield                                            4.91%                        7.05%                         8.76%
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Total par value purchased                            1,430,000                          n/a                           n/a
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$ amount of purchase                                 1,421,248                          n/a                           n/a
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% of offering purchased by fund                          0.14%                          n/a                           n/a
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                               3.96%                          n/a                           n/a
associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                                    4.10%                          n/a                           n/a
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




--------------------------------------------------------------------------------------------------------------------------
            Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                  SVS I Bond Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                               WFS FINANCIAL OWNER TRUST        MMCA AUTOMOBILE TRUST         ANRC AUTO OWNER TRUST
--------------------------------------------------------------------------------------------------------------------------
Underwriters                         Salomon, Bank of America,    JP Morgan, DBSI, Merrill, Bank of America, First Union,
                                                    CSFB, DBSI      Morgan Stanley, Salomon            JP Morgan, Goldman
--------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                                 WESTO 3.5%, 2/20/2010     MMCA 2.88875%, 4/16/2007         ANRC 4.32%, 6/16/2008
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                       Co-Manager                   Co-Manager                           N/A
co-manager of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                          Salomon                          N/A                           N/A
from which purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                              Yes                          Yes                           Yes
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           8/8/2002                    10/3/2001                      9/21/0/1
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                          $0.00                        $0.00                         $0.00
sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                        $278,125,000                 $339,400,000                      $163,000
concurrent public offering
--------------------------------------------------------------------------------------------------------------------------
Total                                             $278,125,000                 $339,400,000                      $163,000
--------------------------------------------------------------------------------------------------------------------------
Public offering price                                   $99.98                      $100.00                        $99.99
--------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                            N/A                          N/A                           N/A
offering price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                   2.20%                        2.45%                         2.50%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                                 Aaa/AAA                      Aaa/AAA                       Aaa/AAA
--------------------------------------------------------------------------------------------------------------------------
Current yield                                            3.50%                        2.89%                         4.32%
--------------------------------------------------------------------------------------------------------------------------
Total par value purchased                           $1,430,000                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                $1,429,726                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                          0.51%                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                               5.52%                          N/A                           N/A
associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                                    6.03%                          N/A                           N/A
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




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              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                          DeAM
                                              SVS I International Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased          Comparison Security           Comparison Security
-
--------------------------------------------------------------------------------------------------------------------------
Issuer                                                   BSkyB    Regal Entertainment Group                    ExpressJet
--------------------------------------------------------------------------------------------------------------------------
Underwriters                      Goldman Sachs, Deutsche Bank     CS First Boston, Lehman,      CS First Boston, Merrill
                                                                Bear Stearns, Saloman Smith Lynch, Raymond James, Saloman
                                                                                     Barney                  Smith Barney
--------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                       > 3 years                    > 3 years                     > 3 years
including predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                                          Common Stock                 Common Stock                  Common Stock
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                       Co-Manager                           No                            No
co-manager of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                    Goldman Sachs                          N/A                           N/A
from which purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                              Yes                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          5/15/2002                     5/9/2002                     4/23/2002
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering               $              -                          N/A                           N/A
sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any               $       2,451,202,812         $        342,000,000          $        480,000,000
concurrent public offering
--------------------------------------------------------------------------------------------------------------------------
Total                                    $       2,451,202,812         $        342,000,000          $        480,000,000
--------------------------------------------------------------------------------------------------------------------------
Public offering price                                    9.781           $            19.00            $            16.00
--------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale of                              N/A                          N/A                           N/A
Security
--------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at 6/30/02                   ($16,662.50)                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                            N/A                          N/A                           N/A
offering price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                   0.20%                        6.75%                         6.38%
commission
--------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                 107,500                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                $1,058,865                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                          0.04%                          N/A                           N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                               0.20%                          N/A                           N/A
associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                                    0.24%                          N/A                           N/A
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